Exhibit 99.1

Performance Food Group Company Announces Board Updates

Matthew C. Flanigan to Become Lead Independent Director

Board to Be Resized to 10 Directors at 2026 Annual Meeting

RICHMOND, Va. – August 20, 2026 – Performance Food Group Company (“PFG” or the “Company”) (NYSE: PFGC) today announced that the independent directors of the Company’s Board of Directors (the “Board”) have elected Matthew C. Flanigan to serve as Lead Independent Director following PFG’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Flanigan, who currently chairs the Board’s Audit and Finance Committee, will succeed Manuel A. Fernandez, who has served in the role since 2019.

The Company also announced that Fernandez and directors William F. Dawson, Jr., Laura Flanagan and Scott D. Ferguson will not stand for reelection to the Board at the Annual Meeting. Following the Annual Meeting, the Board will decrease in size from 14 to 10 directors, eight of whom will be independent. In addition, George L. Holm, Executive Chair of the Board, will transition to become Non-Executive Chair, effective January 1, 2027.

“On behalf of the entire Board, I want to thank Manny, Bill, Laura and Scott for their contributions to PFG,” said Holm. “Over their tenures, Manny and Bill have helped guide PFG through significant transformation, including its IPO to becoming a Fortune 100 company. Laura joined as part of the Core-Mark acquisition and brought important insights in the boardroom during and beyond that successful transaction and Scott provided valuable investor perspectives during his tenure. We are grateful for their unique perspectives and the ways each has made their mark on our Company’s success.”

Holm continued, “PFG has tremendous momentum and a clear plan focused on margin expansion, disciplined capital allocation and consistent organic sales growth, and as our new Lead Independent Director, Matt will play an important role in helping to guide this strategy. Together with Matt and the rest of the Board, I look forward to continuing to work alongside Scott McPherson and the leadership team as they execute our plan to build on our scale and diversified position across the food-away-from-home market.”

Flanigan said, “I am honored to have been selected to serve as Lead Independent Director. I also want to recognize Manny for his more than seven years of service in this role. His leadership on our Board and his focus on strong governance have been invaluable to PFG. Looking forward, our Board is enthusiastic about our Company’s prospects, and confident that we are executing the right strategy and priorities to deliver sustainable long-term growth. We will continue to evaluate our Board’s size and composition consistent with our commitment to ongoing Board refreshment.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 27, 2026 filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology, including artificial intelligence (“AI”), and the integration of AI into our processes;

•

economic factors, including inflation or other adverse changes such as a downturn in economic conditions, geopolitical events, tariff increases or modifications, or a public health crisis, negatively affecting consumer confidence and discretionary spending;

•	our growth and innovation strategy may not achieve the anticipated results;

•	competition in our industry is intense, and we may not be able to compete successfully or adjust our cost structure where one or more of our competitors successfully implement lower costs;

•	we do not have long-term contracts with certain customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	our reliance on third-party suppliers;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	our inability to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our profitability is directly affected by cost inflation and deflation, commodity volatility and other factors;

•	volatility of fuel and other transportation costs;

•

risks relating to acquisitions, such as the risk that we are not able to realize the benefits of acquisitions or successfully integrate the businesses we acquire or that we incur significant integration costs;

•	changes in eating habits of consumers;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	labor relations and cost risks and availability of qualified labor;

•	extreme weather conditions, including hurricane, flood, tornado, blizzard, earthquake, fire, and natural disaster damage and extreme heat or cold;

•	negative media exposure and other events that damage our reputation;

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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;

•	our inability to comply with requirements imposed by applicable law or government regulations, including changes in regulation of e-vapor products and other alternative nicotine products;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;

•	adverse judgments or settlements or unexpected outcomes in legal proceedings;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	impact of uncollectibility of accounts receivable;

•	risks relating to our outstanding indebtedness, including the impact of interest rate increases on our variable rate debt; and

•	our ability to raise additional capital on commercially reasonable terms or at all.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date it was made, and we do not undertake to update or revise it as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and food-related products to over 350,000 locations, including independent and chain restaurants, schools, business and industry locations, vending and office coffee service distributors, retailers, convenience stores, and theaters, and direct to consumers. PFG’s success as a Fortune 100 company is achieved through our over 44,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com.

Investors:

Bill Marshall

Sr. Vice President, Investor Relations

(804) 287-8108

bill.marshall@pfgc.com

Media:

Scott Golden

Director, Communications & Engagement

(804) 484-7999

mediarelations@pfgc.com